UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 7, 2012
(Date of earliest event reported)

WFRBS Commercial Mortgage Trust 2012-C8
(Exact name of issuing entity)

Wells Fargo Bank, National Association
The Royal Bank of Scotland plc
RBS Financial Products Inc.
Liberty Island Group I LLC
C-III Commercial Mortgage LLC
Basis Real Estate Capital II, LLC
(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	333-172366-03	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina		28288-1066
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On August 7, 2012, a series of mortgage pass-through certificates, entitled WFRBS Commercial Mortgage Trust 2012-C8, Commercial Mortgage Pass Through Certificates, Series 2012-C8 (the “Certificates”) were issued pursuant to a pooling and servicing agreement dated as of August 1, 2012 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Deutsche Bank Trust Company Americas, as trustee.

Prudential Asset Resources, Inc. will act as primary servicer with respect to three (3) Mortgage Loans sold to the Registrant, pursuant to the Primary Servicing Agreement attached hereto as Exhibit 99.7 and dated August 1, 2012, between Wells Fargo Bank, National Association, as Master Servicer, and Prudential Asset Resources, Inc., as Primary Servicer.

This Form 8-K/A amends and supplements the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of August 7, 2012, with respect to WFRBS Commercial Mortgage Trust 2012-C8.  The purpose of this amendment is to file as an additional Exhibit 99.7 the Primary Servicing Agreement, dated as of August 1, 2012, between Wells Fargo Bank, National Association, as Master Servicer, and Prudential Asset Resources, Inc., as Primary Servicer. This Form 8-K/A supplements but does not replace the information in Item 9.01 of the original Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
Exhibit 99.7	Primary Servicing Agreement, dated as of August 1, 2012, between Wells Fargo Bank, National Association, as Master Servicer, and Prudential Asset Resources, Inc., as Primary Servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2014	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

99.7	Primary Servicing Agreement, dated as of August 1, 2012, between Wells Fargo Bank, National Association, as Master Servicer, and Prudential Asset Resources, Inc., as Primary Servicer.	(E)